RYDEX SERIES FUNDS

Global Managed Futures Strategy Fund

Supplement dated May 18, 2012 to the Institutional Class Shares Prospectus

and Statement of Additional Information dated May 10, 2012 for the Fund Listed Above

This supplement provides new and additional information beyond that contained in the Institutional Class Shares Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated May 10, 2012, for the Fund listed above (the “Fund”) and should be read in conjunction with the Prospectus and SAI.

On the cover page of the Prospectus and SAI, the ticker symbol listed for Institutional Class Shares of the Fund is deleted and replaced with the ticker symbol below:

Ticker Symbol: GISQX

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.